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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 22, 2003 (April 22, 2003)

                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)

           Delaware                    0-28104                   95-4527222
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

22619 Pacific Coast Highway                                        90265
     Malibu, California                                          (Zip Code)
   (Address of principal
     executive offices)

       Registrant's telephone number, including area code: (310) 456-7799
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                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 APRIL 22, 2003

                                ITEMS IN FORM 8-K

                                                                            Page
                                                                            ----

Facing Page                                                                  1

Item 7.           Financial Statements and Exhibits                          3

Item 9.           Regulation FD Disclosure                                   3

Signatures                                                                   4

Exhibit Index                                                                5


                                       2
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Item 7. Financial Statements and Exhibits.

            (c)   Exhibits


      Exhibit
      Number      Description
      ------      -----------

      99.1*       April 22, 2003 Press Release

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      * Filed herewith

Item 9. Regulation FD Disclosure.

      In accordance with the interim guidance issued by the Commission on March 27, 2003 in Final Rule Release No. 33-8216, the information reported in this Report is being provided under Item 12.

      On April 22, 2003, the Company issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003                                JAKKS PACIFIC, INC.

                                                     By: /s/ Jack Friedman
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                                                         Jack Friedman
                                                         Chief Executive Officer


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                                  Exhibit Index

      Exhibit
      Number      Description
      ------      -----------

      99.1*       April 22, 2003 Press Release

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      * Filed herewith


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